Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month		For the nine month
	period ended September 30,		period ended September 30,
	2012	2011	2012	2011
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,564.3	$2,372.2	$4,934.9	$7,033.1

Operating expenses
Cost of natural gas	1,048.6	1,805.4	3,320.7	5,496.2
Environmental costs, net of recoveries	(134.9)	56.1	(109.0)	44.8
Oil measurement adjustments	(2.0)	(2.8)	(9.1)	(61.5)
Operating and administrative	217.3	181.3	627.5	516.0
Power	38.0	37.7	116.6	107.2
Depreciation and amortization	86.8	78.9	256.5	256.9

	1,253.8	2,156.6	4,203.2	6,359.6

Operating income	310.5	215.6	731.7	673.5
Interest expense	83.4	78.7	248.8	236.6
Other income	4.7	—	4.4	6.0

Income before income tax expense	231.8	136.9	487.3	442.9
Income tax expense	2.6	2.1	6.4	5.3

Net income	229.2	134.8	480.9	437.6
Less: Net income attributable to noncontrolling interest	14.0	12.2	42.1	41.0

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$215.2	$122.6	$438.8	$396.6

Net income allocable to limited partner interests	$172.7	$95.9	$346.2	$322.9

Net income per limited partner unit (basic and diluted)	$0.60	$0.36	$1.21	$1.26

Weighted average limited partner units outstanding	289.3	264.6	286.5	257.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine month
	period ended September 30,
	2012	2011
	(unaudited; in millions)
Cash provided by operating activities
Net income	$480.9	$437.6
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	256.5	256.9
Derivative fair value net gains	(10.4)	(53.9)
Inventory market price adjustments	9.8	2.0
Environmental costs, net of recoveries	32.2	94.7
Other	9.6	12.8
Changes in operating assets and liabilities:
Receivables, trade and other	(16.8)	(1.9)
Due from General Partner and affiliates	2.8	8.8
Accrued receivables	125.9	91.5
Inventory	21.0	(11.5)
Current and long-term other assets	(12.6)	(7.7)
Due to General Partner and affiliates	(1.1)	19.1
Accounts payable and other	6.1	37.2
Environmental liabilities	(78.6)	(198.7)
Accrued purchases	(138.2)	(50.0)
Interest payable	8.8	19.2
Property and other taxes payable	12.4	15.3
Settlement of interest rate derivatives	—	(18.8)

Net cash provided by operating activities	708.3	652.6

Cash used in investing activities
Additions to property, plant and equipment	(1,211.9)	(755.8)
Changes in construction payables	72.8	132.2
Asset acquisitions	—	(26.7)
Joint venture contributions	(81.7)	—
Other	2.8	(10.5)

Net cash used in investing activities	(1,218.0)	(660.8)

Cash provided by financing activities
Net proceeds from unit issuances	456.2	557.6
Distributions to partners	(484.2)	(412.6)
Repayments to General Partner	(12.0)	(12.4)
Net proceeds from issuances of long-term debt	—	740.7
Net commercial paper borrowings	285.0	(509.8)
Borrowings from General Partner	—	7.0
Contribution from noncontrolling interest	122.3	3.3
Distributions to noncontrolling interest	(47.0)	(61.1)
Other	—	(5.7)

Net cash provided by financing activities	320.3	307.0

Net increase (decrease) in cash and cash equivalents	(189.4)	298.8
Cash and cash equivalents at beginning of year	422.9	144.9

Cash and cash equivalents at end of period	$233.5	$443.7

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2012	2011
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$233.5	$422.9
Receivables, trade and other, net of allowance for doubtful accounts of $1.5 in 2012 and 2011	222.1	235.3
Due from General Partner and affiliates	21.2	23.3
Accrued receivables	382.0	507.9
Inventory	62.8	93.6
Other current assets	60.4	36.4

	982.0	1,319.4
Property, plant and equipment, net	10,402.5	9,439.4
Goodwill	246.7	246.7
Intangibles, net	259.5	265.3
Other assets, net	180.7	99.3

	$12,071.4	$11,370.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$53.9	$55.0
Accounts payable and other	570.3	478.6
Environmental liabilities	107.1	172.1
Accrued purchases	365.0	503.2
Interest payable	78.7	69.9
Property and other taxes payable	71.8	59.4
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	300.0	100.0

	1,558.8	1,450.2
Long-term debt	4,901.6	4,816.1
Note payable to General Partner	318.0	330.0
Other long-term liabilities	193.3	161.7

	6,971.7	6,758.0

Commitments and contingencies
Partners’ capital
Class A common units (254,208,428 and 238,043,964 at September 30, 2012 and December 31, 2011, respectively)	3,708.9	3,386.7
Class B common units (7,825,500 at September 30, 2012 and December 31, 2011)	87.5	82.2
i-units (40,502,828 and 38,566,334 at September 30, 2012 and December 31, 2011, respectively)	798.8	728.6
General Partner	300.7	285.6
Accumulated other comprehensive income (loss)	(359.1)	(316.5)

Total Enbridge Energy Partners, L.P. partners’ capital	4,536.8	4,166.6
Noncontrolling interest	562.9	445.5

Total partners’ capital	5,099.7	4,612.1

	$12,071.4	$11,370.1

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to Enbridge Energy Company Inc., or our General Partner, and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the three month period ended September 30,		For the nine month period ended September 30,
	2012	2011	2012	2011
	(in millions, except per unit amounts)
Net income	$229.2	$134.8	$480.9	$437.6
Less: Net income attributable to noncontrolling interest	14.0	12.2	42.1	41.0

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	215.2	122.6	438.8	396.6
Less distributions paid:
Incentive distributions to our General Partner	(30.7)	(24.7)	(85.5)	(67.1)
Distributed earnings allocated to our General Partner	(3.4)	(3.0)	(9.7)	(8.5)

Total distributed earnings to our General Partner	(34.1)	(27.7)	(95.2)	(75.6)
Total distributed earnings to our limited partners	(164.4)	(145.5)	(471.5)	(416.8)

Total distributed earnings	(198.5)	(173.2)	(566.7)	(492.4)

Underdistributed (Overdistributed) earnings	$16.7	$(50.6)	$(127.9)	$(95.8)

Weighted average limited partner units outstanding	289.3	264.6	286.5	257.6

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.57	$0.55	$1.65	$1.62
Underdistributed (Overdistributed) earnings per limited partner unit (2)	0.03	(0.19)	(0.44)	(0.36)

Net income per limited partner unit (basic and diluted)	$0.60	$0.36	$1.21	$1.26

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three month period ended September 30, 2012
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$329.5	$1,109.2	$375.0	$—	$1,813.7
Less: Intersegment revenue	0.5	244.9	4.0	—	249.4

Operating revenue	329.0	864.3	371.0	—	1,564.3
Cost of natural gas	—	677.5	371.1	—	1,048.6
Environmental costs, net of recoveries	(134.9)	—	—	—	(134.9)
Oil measurement adjustments	(2.0)	—	—	—	(2.0)
Operating and administrative	98.6	116.4	1.8	0.5	217.3
Power	38.0	—	—	—	38.0
Depreciation and amortization	52.5	34.3	—	—	86.8

	52.2	828.2	372.9	0.5	1,253.8
Operating income (loss)	276.8	36.1	(1.9)	(0.5)	310.5
Interest expense	—	—	—	83.4	83.4
Other income	—	—	—	4.7	4.7

Income (loss) from continuing operations before income tax expense	276.8	36.1	(1.9)	(79.2)	231.8
Income tax expense	—	—	—	2.6	2.6

Net income (loss)	276.8	36.1	(1.9)	(81.8)	229.2
Less: Net income attributable to the noncontrolling interest	—	—	—	14.0	14.0

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$276.8	$36.1	$(1.9)	$(95.8)	$215.2

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	For the three month period ended September 30, 2011
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$363.3	$1,832.1	$584.2	$—	$2,779.6
Less: Intersegment revenue	0.3	395.7	11.4	—	407.4

Operating revenue	363.0	1,436.4	572.8	—	2,372.2
Cost of natural gas	—	1,233.3	572.1	—	1,805.4
Environmental costs, net of recoveries	56.1	—	—	—	56.1
Oil measurement adjustments	(2.8)	—	—	—	(2.8)
Operating and administrative	74.4	104.5	1.9	0.5	181.3
Power	37.7	—	—	—	37.7
Depreciation and amortization	49.2	29.7	—	—	78.9

	214.6	1,367.5	574.0	0.5	2,156.6
Operating income (loss)	148.4	68.9	(1.2)	(0.5)	215.6
Interest expense	—	—	—	78.7	78.7

Income (loss) from continuing operations before income tax expense	148.4	68.9	(1.2)	(79.2)	136.9
Income tax expense	—	—	—	2.1	2.1

Net income (loss)	148.4	68.9	(1.2)	(81.3)	134.8
Less: Net income attributable to the noncontrolling interest	—	—	—	12.2	12.2

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$148.4	$68.9	$(1.2)	$(93.5)	$122.6

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the nine month period ended September 30, 2012
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$1,015.6	$3,595.5	$998.2	$—	$5,609.3
Less: Intersegment revenue	1.7	655.5	17.2	—	674.4

Operating revenue	1,013.9	2,940.0	981.0	—	4,934.9
Cost of natural gas	—	2,334.8	985.9	—	3,320.7
Environmental costs, net of recoveries	(109.0)	—	—	—	(109.0)
Oil measurement adjustments	(9.1)	—	—	—	(9.1)
Operating and administrative	276.4	344.6	5.1	1.4	627.5
Power	116.6	—	—	—	116.6
Depreciation and amortization	155.4	101.1	—	—	256.5

	430.3	2,780.5	991.0	1.4	4,203.2
Operating income (loss)	583.6	159.5	(10.0)	(1.4)	731.7
Interest expense	—	—	—	248.8	248.8
Other income	—	—	—	4.4	4.4

Income (loss) from continuing operations before income tax expense	583.6	159.5	(10.0)	(245.8)	487.3
Income tax expense	—	—	—	6.4	6.4

Net income (loss)	583.6	159.5	(10.0)	(252.2)	480.9
Less: Net income attributable to the noncontrolling interest	—	—	—	42.1	42.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$583.6	$159.5	$(10.0)	$(294.3)	$438.8

Total assets	$6,928.8	$4,803.6	$144.1	$194.9	$12,071.4

Capital expenditures (excluding acquisitions)	$880.1	$321.0	$—	$10.8	$1,211.9

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the nine month period ended September 30, 2011
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
			(in millions)
Total revenue	$975.7	$5,528.0	$1,704.5	$—	$8,208.2
Less: Intersegment revenue	1.0	1,143.8	30.3	—	1,175.1

Operating revenue	974.7	4,384.2	1,674.2	—	7,033.1
Cost of natural gas	—	3,826.8	1,669.4	—	5,496.2
Environmental costs, net of recoveries	45.2	(0.4)	—	—	44.8
Oil measurement adjustments	(61.5)	—	—	—	(61.5)
Operating and administrative	218.5	289.8	5.2	2.5	516.0
Power	107.2	—	—	—	107.2
Depreciation and amortization	146.5	110.4	—	—	256.9

	455.9	4,226.6	1,674.6	2.5	6,359.6
Operating income (loss)	518.8	157.6	(0.4)	(2.5)	673.5
Interest expense	—	—	—	236.6	236.6
Other income	—	—	—	6.0	6.0

Income (loss) from continuing operations before income tax expense	518.8	157.6	(0.4)	(233.1)	442.9
Income tax expense	—	—	—	5.3	5.3

Net income (loss)	518.8	157.6	(0.4)	(238.4)	437.6
Less: Net income attributable to the noncontrolling interest	—	—	—	41.0	41.0

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$518.8	$157.6	$(0.4)	$(279.4)	$396.6

Total assets	$6,050.6	$4,682.4	$209.7	$379.9	$11,322.6

Capital expenditures (excluding acquisitions)	$444.9	$302.7	$—	$8.2	$755.8

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.